                                                                  EXHIBIT 5(b)


                               AMENDED SCHEDULE A

                         TO THE INVESTMENT ADVISORY AND

                            ADMINISTRATION AGREEMENT

                            FOR SCHWAB CAPITAL TRUST


Fund                                                Effective Date

Schwab International Index Fund                     July 21, 1993
Schwab Small-Cap Index Fund                         October 14, 1993
Schwab Asset Director-High Growth Fund              September 25, 1995
Schwab Asset Director-Balanced Growth Fund          September 25, 1995
Schwab Asset Director-Conservative Growth Fund      September 25, 1995
Schwab S&P 500 Fund                                 February 28, 1996
Schwab Analytics Fund                               May 21, 1996
Schwab OneSource Portfolios-International           September 2, 1996
Schwab OneSource Portfolios-Growth Allocation       October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation     October 13, 1996


                                         SCHWAB CAPITAL TRUST

                                         By:          /s/ William J. Klipp
                                                      --------------------------
                                         Name:        William J. Klipp
                                         Title:       Senior Vice President and
                                                      Chief Operating Officer

                                         CHARLES SCHWAB INVESTMENT
                                         MANAGEMENT, INC.

                                         By:          /s/ Stephen B. Ward
                                                      --------------------------
                                         Name:        Stephen B. Ward
                                         Title:       Senior Vice President and
                                                      Chief Investment Officer

                               AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
                 AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN
                                    ARREARS:

Fund                                Fee
----                                ---
Schwab International Index Fund     Seventy one-hundredths of one percent
                                    (0.70%) of the Fund's average daily net
                                    assets not in excess of $300,000,000 and sixty one-hundredths of one percent (0.60%)
                                    of such assets over $300,000,000

Schwab Small-Cap Index Fund         Fifty one-hundredths of one percent (0.50%)
                                    of the Fund's average daily net assets not in excess of $300,000,000 and forty-five one-hundredths of one percent (0.45%) of such assets over $300,000,000

Schwab Asset Director-High          Seventy-four one-hundredths of one percent
Growth Fund                         (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one-hundredths of one percent
                                    (0.69%)of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

Schwab Asset Director-Balanced      Seventy-four one-hundredths of one percent
Growth Fund                         (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one-hundredths of one percent
                                    (0.69%)of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

Schwab Asset Director-Conservative  Seventy-four one-hundredths of one percent
Growth Fund                         (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one-hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

Fund                                Fee
----                                ---
Schwab S&P 500 Fund                 Thirty-six one-hundredths of one percent
                                    (0.36%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    thirty-three one hundredths of one percent
                                    (0.33%) of such net assets over $1 billion, but not more than $2 billion; and thirty-one one hundredths of one percent (0.31%) of such net assets over $2 billion.

Schwab Analytics Fund               Seventy-four one hundredths of one percent
                                    (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

Schwab OneSource Portfolios-        Seventy-four one hundredths of one percent
International                       (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

Schwab OneSource Portfolios-        Seventy-four one hundredths of one percent
Growth Allocation                   (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

Schwab OneSource Portfolios-        Seventy-four one hundredths of one percent
Balanced Allocation                 (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

                                       SCHWAB CAPITAL TRUST

                                       By:          /s/ William J. Klipp
                                          --------------------------------------
                                       Name:        William J. Klipp
                                       Title:       Senior Vice President and
                                                    Chief Operating Officer

                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.

                                       By:          /s/ Stephen B. Ward
                                          -------------------------------------
                                       Name:        Stephen B. Ward
                                       Title:       Senior Vice President and
                                                    Chief Investment Officer